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                                                                EXHIBIT 23.1

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports dated April 22, 1998 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8/S-3 filed on October 3, 1997 and January 22, 1998.



                                                 ARTHUR ANDERSEN LLP

San Diego, California
April 22, 1998